 Invesco Joint Filing Agreement
JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) (l) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of the attached Schedule 13G, and any and all amendments thereto, and expressly authorize Invesco Ltd., as the ultimate parent company of each of its undersigned subsidiaries, to file such Schedule 13G, and any and all amendments thereto, on behalf of each of them.

Dated: 09/30/2018

Invesco Ltd.
By: /s/ Nancy Tomassone
Name: Nancy Tomassone
Title: Global Assurance Officer

Invesco Advisers, Inc.
By: /s/ Robert R. Leveille
Name: Robert R. Leveille
Title: Chief Compliance Officer

Invesco Canada Ltd.
By: /s/ Jasmin Jabri
Name: Jasmin Jabri
Title: Head of Compliance

Invesco Trust Company
By: /s/ Odeh Stevens
Name: Odeh Stevens
Title: Secretary

Invesco Hong Kong Limited
By: /s/ Lee Siu Mei
Name: Lee Siu Mei
Title: Authorized Signatory

Invesco Hong Kong Limited
By: /s/ Pang Sin Chu
Name: Pang Sin Chu
Title: Authorized Signatory

Invesco Asset Management Deutschland GmbH
By: /s/ Stephanie Ehrenfried
Name: Stephanie Ehrenfried
Title: Head of Legal Continental Europe & Cross-Border Funds

Invesco Asset Management Limited
By: /s/ Chris Edge
Name: Chris Edge
Title: Director of UK Compliance

Invesco Asset Management S.A.
By: /s/ Matthieu Grosclaude
Name: Matthieu Grosclaude
Title: COO, EMEA Retail

Invesco Asset Management S.A.
By: /s/ Bernard Aybran
Name: Bernard Aybran
Title: Multi-Management CIO

Invesco Management S.A.
By: /s/ Peter Carroll
Name: Peter Carroll
Title: Head EMEA Delegation Oversight

Invesco Taiwan Limited
By: /s/ Jacky Hsiao
Name: Jacky Hsiao
Title: General Manager

Invesco Asset Management (Japan) Limited
By: /s/ Masakazu Hasegawa
Name: Masakazu Hasegawa
Title: Managing Director

Invesco Asset Management Singapore Limited
By: /s/ Lee Siu Mei
Name: Lee Siu Mei
Title: Authorized Signatory

Invesco Asset Management Singapore Limited
By: /s/ Pang Sin Chu
Name: Pang Sin Chu
Title: Authorized Signatory

Invesco Global Asset Management DAC
By: /s/ Cormac O'Sullivan
Name: Cormac O'Sullivan
Title: Director of PMO

Invesco Capital Management, LLC
By: /s/ Melanie Zimdars
Name: Melanie Zimdars
Title: Chief Compliance Officer

Invesco Investment Advisers, LLC
By: /s/ Trisha B Hancock
Name: Trisha B Hancock
Title: Chief Compliance Officer

Invesco Australia Ltd.
By: /s/ Jane Stewart
Name: Jane Stewart
Title: Senior Compliance Manager